SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the registrant [   ]

Filed by a party other than the registrant [X]

Check the appropriate box:

[X] Preliminary Proxy Statement.
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2)).
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12.

--------------------------------------------------------------------------------

                            KEYNOTE SYSTEMS, INC.
               (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------

                  BARINGTON COMPANIES EQUITY PARTNERS, L.P.,
           JEWELCOR MANAGEMENT, INC., RCG AMBROSE MASTER FUND, LTD.
                           and RAMIUS SECURITIES, LLC
   (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
--------------------------------------------------------------------------------


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                     PRELIMINARY COPY; SUBJECT TO COMPLETION
                              DATED _________, 2003

                             2003 ANNUAL MEETING OF
                      STOCKHOLDERS OF KEYNOTE SYSTEMS, INC.

                                 PROXY STATEMENT
                                       OF
                          THE BARINGTON COMPANIES GROUP

      This proxy statement and the enclosed WHITE proxy card are being furnished to you, the holders of shares of common stock, par value $.001 per share, of Keynote Systems, Inc., a Delaware corporation, in connection with the solicitation by Barington Companies Equity Partners, L.P. and other entities participating with Barington Companies Equity Partners, L.P. for use at the 2003 annual meeting of stockholders of the Company, and at any adjournments or postponements of the meeting. The other entities participating with Barington Companies Equity Partners, L.P. are Jewelcor Management, Inc., RCG Ambrose Master Fund, Ltd. and Ramius Securities, LLC who, together with Barington Companies Equity Partners, L.P., are referred to as the Barington Companies group.

      The Barington Companies group is soliciting proxies to replace the Company's board of directors. Our goal is to install a board of directors that is focused on maximizing the value of the Company for all stockholders, the true owners of the Company. We believe that the current board of directors has failed to appropriately oversee the Company's operations, resulting in the unnecessary depletion of its valuable cash reserves and dilution of shareholder value to the detriment of stockholders. Under the leadership of the current board of directors, the Company has failed to put in place a cost structure that is appropriate in light of its business prospects, unnecessarily depleted cash due to poor oversight of the Company's real estate needs and diluted shareholder value by approving wasteful acquisitions.

      We are proposing that the Company return to its stockholders a meaningful portion of available cash by commencing a Dutch tender offer for 10,000,000 shares of the Company's common stock at a minimum price of $10.00 per share. In addition, we believe that the Company should reduce operating expenses more aggressively in order to allow the Company to achieve profitability sooner and consequently increase shareholder value. Finally, we believe that the Company should adopt formal processes to explore value-enhancing strategic initiatives, including the sale or merger of the Company and the pursuit of potential acquisitions. Our nominees for director support these proposed actions and, if elected, will seek to implement them.

      If elected, our nominees intend to increase the size of the board of directors by one member and invite Umang Gupta, the current Chairman and Chief Executive Officer of the Company, to fill such newly created directorship. The Barington Companies group also intends to retain Mr. Gupta as Chief Executive Officer of the Company. We believe that Mr. Gupta's technology and management skills, combined with the qualifications and the shareholder-focussed objectives of our board of directors, should enhance value for all stockholders.

      If our nominees are elected, they intend to advocate a series of actions to promote corporate democracy and place control of the Company firmly in the hands of stockholders acting by majority vote. These actions include elimination of the stockholder rights plan adopted by the current board and amendment of the Company's Amended and Restated Certificate of Incorporation to allow stockholders to act by written consent. Further, we believe our nominees will bring to the board the judgment, experience, energy and objectivity needed to produce the maximum value for the Company's stockholders.

      The Company currently has six directors. The terms of all the directors expire at the 2003 annual meeting. The Barington Companies group is nominating six individuals, Thomas E. Constance, William J. Fox, Seymour Holtzman, Michael
A. McManus, Jr., James A. Mitarotonda and Joseph R. Wright, Jr. for election as directors. If all of our nominees are elected and subject to our proposed expansion of the board described above, our nominees will be the only members of the Company's board of directors.

      The Barington Companies group recommends that you vote to elect each of our nominees.

      See "The Proposals" for a complete description of the actions that we propose. See "Information About The Barington Companies Group" and "Certain Other Information Regarding The Barington Companies Group Nominees" for information about the Barington Companies group and about our nominees.

      The Company has announced that the 2003 annual meeting will be held at 10:00 a.m. pacific time on March 25, 2003 in San Mateo, California and that the record date for determining stockholders entitled to notice of and to vote at the 2003 annual meeting is February 27, 2003.

      Your vote is important, no matter how many or how few shares of common stock you own. The Barington Companies group urges you to mark, sign, date and return the enclosed WHITE proxy card promptly in accordance with the instructions set forth below. Please do NOT sign any proxy card you may receive from the Company even though it may contain one or more of the Barington Companies group's proposals.

      You are urged to mark, sign and date the enclosed WHITE proxy card and return it in the enclosed envelope whether or not you plan to attend the 2003 annual meeting. If you need assistance in voting your shares of common stock, please call the Barington Companies group's proxy solicitor, D.F. King & Co., Inc., toll-free at 1-888-869-7406 or if you are a bank or broker please call collect at 1-212-269-5550.

      This Proxy Statement and the accompanying WHITE proxy card are first being furnished to the Company's stockholders on or about ___________, 2003.

                                  INTRODUCTION

      The Barington Companies group seeks to maximize value for all of the Company's stockholders. The Barington Companies group does not believe that the current board of directors has fulfilled its obligations to the shareholders of the Company to achieve this goal. We believe that the current board of directors has failed to appropriately oversee the Company's operations resulting in the unnecessary depletion of valuable cash assets and dilution of shareholder value.

      Under the leadership of the current board of directors, the Company has failed to implement an appropriate cost structure in light of the Company's reduced business prospects. We believe that the Company's expense levels are too high, resulting in persistent operating losses that unnecessarily drain cash. Since its inception through December 31, 2002, the Company has generated an accumulated deficit of ($139,328,000), which represents the accumulated losses incurred by the Company. In addition, we believe that the current board of directors has unnecessarily depleted cash by failing to effectively oversee the Company's real estate needs and approving wasteful acquisitions. In 2002, the Company took cash charges in the aggregate amount of approximately $60 million as a result of the purchase for $85 million of the Company's corporate headquarters in San Mateo, California. The Company has stated that the current appraised value of this property is $25 million. Finally, we believe that the current board of directors has approved a series of wasteful acquisitions that have eroded shareholder value, resulting in the write-down of approximately $30 million in goodwill and intangible assets stemming from such activities.

      The Company's current board of directors, in our opinion, has neglected shareholder value and mismanaged its valuable cash reserves which approximated $203 million as stated in the Company's report on Form 10-Q for the period ended December 31, 2002. The Barington Companies group has expressed its concerns to the management of the Company and suggested certain actions that the Company could take to maximize stockholder value. To date, the Company has not taken any action to address our concerns.

      Our Platform

      The Barington Companies group is focused on the goal of achieving the greatest return to stockholders in which we will share on a pro rata basis. We have selected nominees with broad management, professional and financial experience. They are committed to the principles of our platform, with the goal of promoting stockholder value in the near term. In furtherance of these principles, if elected, our nominees intend to:

     o commence a Dutch tender offer, in which all participating stockholders will receive the same consideration, for 10,000,000 shares of the Company's common stock at a minimum price of $10.00 per share;

     o take immediate steps to aggressively reduce the Company's operating costs to allow the Company to achieve profitability sooner and avoid the unnecessary wasting of cash;

     o implement formal processes at the Company to explore value-enhancing strategic initiatives, including a possible sale or merger of the Company and the pursuit of potential acquisitions; and

     o amend the Company's Amended and Restated Certificate of Incorporation to expand the board of directors by one position to seven members and invite Umang Gupta, the

          Company's current Chairman and Chief Executive Officer, to fill such newly created directorship. The Barington Companies group also intends to retain Mr. Gupta as Chief Executive Officer of the Company. We believe that Mr. Gupta is a seasoned executive who understands the many operating and strategic challenges that confront technology companies. Under the stewardship of our nominees, we believe that Mr. Gupta would play a valuable role in maximizing shareholder value.

Based on their experience in the management of public companies, our director nominees believe that the Company can identify and implement cost reductions without harming the Company's business or its prospects. Although we intend to ask Mr. Gupta to serve on the board of directors and continue to serve as Chief Executive Officer of the Company, we have no assurance that Mr. Gupta will agree to serve in such capacities. In the event that Mr. Gupta does not remain as Chief Executive Officer, our director nominees will appoint an interim Chief Executive Officer until our director nominees identify and engage a suitable replacement.

      In addition, our nominees will act to eliminate the burdens that the Company's charter documents and current board have imposed on the exercise of corporate democracy at the Company. These steps include:

     o termination of the Company's stockholder rights plan, which imposes draconian penalties on stockholders or stockholder groups that beneficially own or commence or announce an intention to make a tender offer or exchange offer for more than 15% of the Company's stock. Not only does such plan effectively prohibit accumulation of or the intention to accumulate stockholdings in excess of this threshold, it may also have the effect of discouraging stockholders from collectively exercising their corporate democracy rights out of concern that they will be deemed to be a group owning more than 15% of the Company's shares;

     o subject to stockholder approval, amending the Company's Amended and Restated Certificate of Incorporation to eliminate the prohibition on stockholder action by written consent. The nominees of the Barington Companies group do not intend to hide behind the barricades erected by the Company's current board which we believe restrict the power of stockholders to control their corporation. Unlike the current board, our director nominees are prepared to submit their performance to the judgment of stockholders, acting freely in the exercise of their electoral rights.

                                  THE PROPOSALS

      The Barington Companies group is soliciting proxies from the holders of shares of common stock to elect nominees who will constitute the entirety of the Company's board of directors. The election of directors requires a plurality of the votes cast in the election.

      The Barington Companies group recommends that you vote for each of the proposals by checking the appropriate boxes and signing, dating and returning the enclosed WHITE proxy card.

      Election of Directors

Proposal No. 1 -- Election of the Barington Companies group nominees as directors

      Proposal No. 1 provides for the election of Thomas E. Constance, William J. Fox, Seymour Holtzman, Michael A. McManus, Jr., James A. Mitarotonda and Joseph R. Wright, Jr. to serve as directors until the 2004 annual meeting of stockholders. See "Certain Other Information Regarding The Barington Companies Group Nominees" for information concerning the background and experience of Messrs. Constance, Fox, Holtzman, McManus, Mitarotonda and Wright.

      Approval of Amendments to the Company's Plans (Company Proposals)

Proposal No. 2 -- Approval of Amendments to the 1999 Equity Incentive Plan

      Proposal No. 2 provides for the approval of amendments to the 1999 Equity Incentive Plan to (i) eliminate the automatic annual increase in the number of shares reserved for issuance under the plan, from the current automatic increase, which is equal to 5% of the Company's outstanding shares and (ii) reduce the number of shares a person is eligible to receive in any calendar year to 2 million shares for new employees and 1 million shares for all other persons, from the current limitation of 4.5 million shares for new employees and 4 million shares for all other persons. The Company's stockholders are hereby referred to the Company's proxy statement in connection with the 2003 annual meeting for a description of the terms of the 1999 Equity Incentive Plan.

Proposal No. 3 -- Approval of Amendment to the 1999 Employee Stock Purchase
Plan

      Proposal No. 3 provides for the approval of an amendment to the 1999 Employee Stock Purchase Plan to eliminate the automatic annual increase in the number of shares reserved for issuance under the plan, from the current automatic increase, which is equal to 1% of the Company's outstanding shares. The Company's stockholders are hereby referred to the Company's proxy statement in connection with the 2003 annual meeting for a description of the terms of the 1999 Employee Stock Purchase Plan.

      Ratification of the Appointment of Independent Accountants (Company Proposal)

Proposal No. 4 -- Ratification of KPMG LLP as the Company's independent accountants

      Proposal No. 4 provides for the ratification of the appointment by the audit committee of the Company's board of directors of KPMG LLP as the Company's independent auditors to audit the Company's financial statements for its fiscal year ending September 30, 2003. See "Auditors" for further information regarding KPMG LLP.

      General

      Each of the Barington Companies group nominees has consented to being named herein as a nominee for director of the Company and has agreed to stand for election as a director.

      Although the Barington Companies group has no reason to believe that any of the Barington Companies group nominees will be unable to serve as a director, if any Barington Companies group nominee is not available to serve, the Barington Companies group expects that the remaining Barington Companies group nominees, upon taking office, will fill the vacancy with an individual willing to consider and implement the Barington Companies group's proposals to maximize stockholder value.

               INFORMATION ABOUT THE BARINGTON COMPANIES GROUP

      Members of the Barington Companies group, the Barington Companies group nominees and certain other persons named below may be deemed to be "participants" in this Proxy Solicitation as such term is defined in Schedule 14A promulgated under the Securities Exchange Act of 1934. Barington Companies Equity Partners, L.P. is a Delaware limited partnership formed to engage in the business of acquiring, holding and disposing of investments in various companies. The address of the principal business and principal offices of Barington Companies Equity Partners, L.P. is 888 Seventh Avenue, 17th Floor, New York, New York 10019.

      The general partner of Barington Companies Equity Partners, L.P. is Barington Companies Investors, LLC. Barington Companies Investors, LLC is a Delaware limited liability company formed to be the general partner of Barington Companies Equity Partners, L.P. The address of the principal business and principal offices of Barington Companies Investors, LLC is 888 Seventh Avenue, 17th Floor, New York, New York 10019. James A. Mitarotonda is the Managing Member of Barington Companies Investors, LLC. The business address of Mr. Mitarotonda is c/o Barington Capital Group, L.P., 888 Seventh Avenue, 17th Floor, New York, New York 10019.

      Jewelcor Management, Inc. is a Nevada corporation primarily involved in investment and management services. The address of the principal business and principal offices of Jewelcor Management, Inc. is 100 North Wilkes Barre Blvd., Wilkes Barre, Pennsylvania 18702. The officers and directors of Jewelcor Management, Inc. and their principal occupations and business addresses are set forth on Schedule I attached to this Proxy Statement.

      RCG Ambrose Master Fund, Ltd. is a Cayman Islands corporation engaged in investing in companies effecting extraordinary transactions. The address of the principal business and principal officers of RCG Ambrose Master Fund, Ltd. is Citco Fund Services (Cayman Islands) Ltd., Corporate Centre, West Bay Road, P.O. Box 31106 SMB, Grand Cayman, Cayman Islands, British West Indies. The officers and directors of RCG Ambrose Master Fund, Ltd. and their principal occupations and business addresses are set forth on Schedule II attached to this Proxy Statement.

      Ramius Securities, LLC is a Delaware limited liability company and a registered broker-dealer. The address of the principal business and principal offices of Ramius Securities, LLC is 666 Third Avenue, 26th Floor, New York, New York 10017.

      The Managing Member of Ramius Securities, LLC is Ramius Capital Group, LLC, a Delaware limited liability company that is engaged in money management and investment advisory services for third parties and proprietary accounts. The address of the principal business and principal offices of Ramius Capital Group, LLC is 666 Third Avenue, 26th Floor, New York, New York 10017.

      The Managing Member of Ramius Capital Group, LLC is C4S, LLC, a Delaware limited liability company formed to be the managing member of Ramius Capital Group, LLC. The address of the principal business and principal offices of C4S, LLC is 666 Third Avenue, 26th Floor, New York, New York 10017. Each of Peter A. Cohen, Morgan B. Stark and Thomas W. Strauss is a Managing Member of C4S, LLC. The business address of each of Messrs. Cohen, Stark and Strauss is 666 Third Avenue, 26th Floor, New York, New York 10017.

      As of the date of this Proxy Statement, the Barington Companies group owns an aggregate of 817,894 shares of common stock representing approximately 3.6% of the outstanding shares of the common stock based upon 22,805,071 shares of common stock reported by the Company in its proxy statement filed with the Securities and Exchange Commission on February 27, 2003, to be issued and outstanding as of February 15, 2003.

      Additional information about Barington Companies Equity Partners, L.P., the Barington Companies group and the Barington Companies group nominees including information regarding the beneficial ownership of common stock is set forth under the heading "Certain Other Information Regarding The Barington Companies Group Nominees" and in Annex A attached to this Proxy Statement.

      The Barington Companies group has retained D.F. King to act as an advisor and to provide consulting and analytic services and solicitation services in connection with this Proxy Solicitation. D.F. King is a proxy service company. It mails documents to stockholders, responds to stockholder questions and solicits stockholder votes for many companies. D.F. King does not believe that it or any of its directors, officers, employees, affiliates or controlling persons, if any, is a "participant" in this Proxy Solicitation or that Schedule 14A requires the disclosure of certain information concerning D.F. King. The business address of D.F. King is 48 Wall Street, 22nd Floor, New York, New York 10005. D.F. King has informed the Barington Companies group that, as of the date of this Proxy Statement, it does not hold any shares of the Company's common stock for its own account or for the accounts of others.

             BACKGROUND OF AND REASONS FOR THE PROXY SOLICITATION

Background

      On various dates from July 19, 2002 through February 27, 2003, members of the Barington Companies group purchased a total of 1,019,894 shares of common stock in the open market for a total purchase price of $7,636,779 and sold a total of 202,000 shares of common stock in the open market for a total sales price of $1,615,300, in each case excluding commissions and related costs. The details of these purchases and sales are set forth in Annex A attached to this Proxy Statement. All of the purchases were funded by working capital, which may have included margin loans made by brokerage firms in the ordinary course of business.

      On November 26, 2002, Ronald J. Gross, Executive Vice President of Barington Capital Group, L.P., sent the following letter to Mr. Gupta:

Dear Mr. Gupta,

      We represent approximately 400,000 shares of Keynote Systems that are held by our fund, Barington Companies Equity Partners, L.P., and several institutional investors that invest with us.

      We are writing to express our displeasure with the terms of the pending Dutch Tender Offer. On one hand, you have told your shareholders that Keynote is worth more than the $8.80 per share cash acquisition offer that you recently rejected. On the other hand, you are telling shareholders that you would be willing to purchase their stock for between $7.00 and $8.00 per share. These two facts are contradictory. As of September 30, 2002, Keynote had $8.40 per share in cash. It is evident to us that the tender offer price range that you have put forth is inadequate. With the stock currently trading at $8.05 per share we have decided to reject your Dutch Tender Offer and we imagine that most Keynote shareholders will do the same.

      In light of the current circumstances we urge you to either raise the price of your Tender Offer to more appropriately reflect the value of Keynote Systems or proceed with a return of capital to the shareholders through a special dividend.

      We would welcome the opportunity to further discuss this with you. I can be reached at 212-974-5732.

                                   Sincerely,

                                    /s/ Ronald J. Gross
                                    ----------------------
                                    Ronald J. Gross
                                    Executive Vice President

      On January 24, 2003, Barington Companies Equity Partners, L.P. sent a letter to Jack S. Levy, Secretary of the Company, and Mr. Gupta notifying the Company that at the 2003 annual meeting Barington Companies Equity Partners, L.P. intended to nominate Thomas E. Constance, William J. Fox, Seymour Holtzman, Michael A. McManus, Jr., James A. Mitarotonda and Joseph R. Wright, Jr. as directors and to propose certain amendments to the Company's Amended and Restated Certificate of Incorporation and By-Laws and the rescission of the Company's shareholder rights plan. In addition, Barington Companies Equity Partners, L.P. requested that it be given the opportunity to inspect the stockholder list.

      On February 5, 2003, James A. Mitarotonda and other representatives of the Barington Companies group spoke with Mr. Gupta and other members of the Company's management about the Company's strategic plan and business prospects. During the telephone call, Mr. Mitarotonda proposed that the Company consider initiating a second Dutch tender offer at a price per share higher than the $8.00 price per share for the Dutch tender offer that was completed in November 2002. In addition, Mr. Mitarotonda suggested that the Company more aggressively cut operating expenses.

      As a follow-up to the conference call, Barington Companies Equity Partners, L.P. sent the following letter to Mr. Gupta on February 7, 2003:

Dear Umang:

      It was nice speaking with you on Wednesday. Thank you for organizing the conference call so that we could get a better understanding of your thoughts on the future of Keynote.

      We would like to share our views with you. First, we believe that the company should more aggressively reduce operating expenses to allow the company to achieve profitability at the current quarterly revenue rate of approximately $9.3 to $9.7 million. Based on our conversation, I believe that Keynote should operate based on the assumption that there will be no meaningful revenue growth for the next 12 to 18 months. A gradual reduction in expenses, as opposed to significant cost cutting in the near-term, only delays the inevitable, resulting in continuing losses and unnecessarily draining cash. The current market capitalization of Keynote attributes no value to the company's underlying business. I am confident that if Keynote lowers its operating expenses and achieves profitability, its market capitalization will adjust to give proper credit to the value of the company's business.

      Secondly, even at current expense levels, it is unnecessary to retain $203 million in cash. While I applaud the concept of your recent Dutch Tender offer, I believe that the price at which it was offered was perceived as wholly inadequate. As we discussed on the conference call, I recommend that Keynote initiate a second Dutch Tender offer which I believe would be more appropriately priced at $10 per share for 10 million shares. After this is completed, the company would still have $103 million in cash, which should be more than enough to operate the business, especially if the immediate reduction in expenses is energetically pursued.

      I believe that these actions should be pursued promptly in the interests of the company and its stockholders.

                                   Sincerely,

                                    /s/ James Mitarotonda
                                    ------------------------
                                    James Mitarotonda

      On February 25, 2003, Mr. Mitarotonda spoke with Mr. Gupta to discuss the planned date of the Company's 2003 annual meeting. Mr. Gupta expressed his thoughts on the Company's business and the proposals for the Company previously suggested by Mr. Mitarotonda. During the conversation, Mr. Mitarotonda indicated that the Barington Companies group would not engage in a formal proxy solicitation without prior notification to Mr. Gupta.

      On February 28, 2003, Mr. Mitarotonda spoke with Mr. Gupta and indicated that the Barington Companies group intended to engage in a proxy solicitation for the Company's 2003 annual meeting. Mr. Mitarotonda and Mr. Gupta agreed to meet at the Company's headquarters on March 6, 2003 to discuss certain corporate matters related to the Company.

                       CERTAIN OTHER INFORMATION REGARDING
                    THE BARINGTON COMPANIES GROUP NOMINEES

      Set forth below are the name, age, business address, present principal occupation, employment history and directorships of each of the Barington Companies group nominees for at least the past five years. This information has been furnished to the Barington Companies group by the respective Barington Companies group nominees. Each of the Barington Companies group nominees has consented to serve as a director of the Company. Each of the Barington Companies group nominees is at least 18 years of age. None of the entities referenced below is a parent or subsidiary of the Company.

                                         Present Principal Occupation, Five Year
Name, Age and Business Address           Employment History and Directorships
------------------------------------     ---------------------------------------
Thomas E. Constance, 66                  Mr. Constance is Chairman of the law
Kramer Levin Naftalis & Frankel LLP      firm of Kramer Levin Naftalis &
919 Third Avenue                         Frankel LLP in New York City.  Prior
New York, New York 10022                 to joining Kramer Levin, Mr. Constance
                                         was formerly Chairman of Shea & Gould,
                                         a New York City based law firm.  He
                                         serves as a director of St. Vincent's
                                         Services Inc. and MD Sass Foundation.
                                         He also is a director of Uniroyal
                                         Technologies, Inc., Kroll, Inc. and
                                         Siga Technologies, Inc. and a member
                                         of the advisory board of Barington
                                         Companies Equity Partners, L.P.

William J. Fox, 46                       Mr. Fox is Chairman, President and
c/o AKI, Inc.                            Chief Executive Officer of AKI, Inc.
1815 East Main Street                    and President, CEO and a director of
Chattanooga, Tennessee  37404            AKI Holdings Corp., an international
                                         multi-sensory marketing, advertising
                                         and sample systems business.  Prior to
                                         his association with AKI, Mr. Fox was
                                         Senior Executive Vice President of
                                         Revlon, Inc., President of Strategic
                                         and Corporate Development of Revlon
                                         Worldwide, Chief Executive Officer of
                                         Revlon Technologies and Chief
                                         Financial Officer of Revlon, Inc. from
                                         January 1998 through January 1999.  He
                                         was concurrently Senior Vice President
                                         of MacAndrews & Forbes Holding Inc.
                                         Mr. Fox was also an executive officer
                                         of several MacAndrews affiliates
                                         including Technicolor Inc., The
                                         Coleman Company, New World
                                         Entertainment and Revlon Group
                                         Incorporated. Mr. Fox currently serves
                                         as Co-Chairman of the board and
                                         Chairman of the Audit Committee of
                                         Loehmanns Holdings Inc.

                                         (OTCBB:LHMS.OB).  He is a proposed
                                         nominee to the board of directors of
                                         Nephros, Inc. Mr. Fox has served on
                                         the board of directors of Revlon,
                                         Inc., and Revlon Consumer Products
                                         Corporation and was Vice Chairman,
                                         Vice President and a director of The
                                         Cosmetic Center, Inc., a public
                                         company in the retail cosmetics
                                         business which filed a petition under
                                         the federal bankruptcy laws in April
                                         1999, and The Hain Food Group.  Mr.
                                         Fox is a member of the board of
                                         directors of the Fragrance Foundation,
                                         the Executive Board of the Dwight
                                         Englewood School, the Executive Board
                                         of the Federal Drug Agents Foundation
                                         and the Advisory Board of the Hope &
                                         Hero's Children's Cancer Fund at
                                         Columbia University NY Presbyterian
                                         Medical Center.  Mr. Fox was appointed
                                         an Honorary Battalion Chief of the
                                         Fire Department of New York City.  Mr.
                                         Fox also serves on the Advisory Board
                                         of Barington Companies Investors, LLC.

Seymour Holtzman, 67                     Mr. Holtzman has managed public
100 North Wilkes Barre Blvd.             companies for over 35 years.  For at
4th Floor                                least the last five years, Mr.
Wilkes Barre, Pennsylvania 18702         Holtzman has served as Chairman and
                                         Chief Executive Officer of each of
                                         Jewelcor Management & Consulting,
                                         Inc., a company primarily involved in
                                         investment and management services;
                                         C.D. Peacock, Inc., a Chicago,
                                         Illinois retail jewelry establishment;
                                         and S.A. Peck & Company, a retail and
                                         mail order jewelry company.  Mr.
                                         Holtzman is the founder of Jewelcor,
                                         Inc., a former New York Stock Exchange
                                         company, and was CEO of Gruen
                                         Marketing Corporation, a former
                                         American Stock Exchange company.  He
                                         has been featured in Forbes, Business
                                         Week, The Wall Street Journal, The New
                                         York Times and many other national
                                         business publications.  Mr. Holtzman
                                         is currently the Chairman of the Board
                                         of two publicly traded companies:
                                         Casual Male Retail Group, Inc.
                                         (NASDAQ:CMRG) and MM Companies, Inc.
                                         (OTCBB:MMCO), and a member of the
                                         board of directors of Liquid Audio,
                                         Inc. (NASDAQ:LQID).  Mr. Holtzman has
                                         been an
                                         investor and director of banks in the
                                         thrift industry since 1972, and his
                                         actions in defense of stockholders have
                                         been chronicled in The American Banker,
                                         The Washington Post and SNL Securities
                                         Monthly Market Report. Mr. Holtzman
                                         served as National Finance Co-Chairman
                                         for the 1980 Reagan-Bush campaign. He
                                         was appointed by President Reagan to
                                         the United States Department of
                                         Commerce's Industry Policy Advisory
                                         Committee for trade policy matters. As
                                         an advocate of free trade, Mr. Holtzman
                                         was invited to advise the United States
                                         Senate Select Committee on
                                         international business and other
                                         economic matters. Mr. Holtzman
                                         pioneered a group of internationally
                                         prominent western businessmen to invest
                                         in Eastern and Central Europe. This
                                         group purchased the General Banking &
                                         Trust Co., Ltd. in Budapest, Hungary,
                                         the first bank in Eastern Europe to be
                                         privatized.

Michael A. McManus, Jr., 59              Mr. McManus has been President, CEO
c/o Misonix, Inc.                        and a director of Misonix, Inc.
1938 New Highway                         (NASDAQ:MSON), a medical device
Farmingdale, New York  11735             company, since 1998.  He was President
                                         and Chief Executive Officer of New
                                         York Bancorp Inc. ("NYBI") from 1991
                                         to 1998, a director of NYBI from 1990
                                         to 1998 and a director and Vice
                                         Chairman of Home Federal Savings Bank,
                                         NYBI's subsidiary, from 1991 to 1998.
                                         He also is a director of the United
                                         States Olympic Committee, Document
                                         Imaging Systems Corp., American Home
                                         Mortgage Holdings, Inc. and Novavax,
                                         Inc.  He has served in numerous
                                         governmental capacities, including
                                         Assistant to the President of the
                                         United States from 1982 to 1985 and as
                                         Special Assistant to the Secretary of
                                         Commerce during the Ford
                                         Administration.  Mr. McManus also is a
                                         director of Disc Inc. (NASDAQ:DCSR)
                                         and NWH Inc. (NASDAQ:NWIR).

James A. Mitarotonda, 48                 Mr. Mitarotonda is Chairman of the
c/o Barington Capital Group, L.P.        Board, President and Chief Executive
888 Seventh Avenue                       Officer of Barington Capital Group,
17th Floor                               L.P., an investment firm which he
New York, New York 10019                 co-founded in November 1991.

                                         Mr. Mitarotonda is also President and
                                         Chief Executive Officer of Barington
                                         Companies Investors, LLC, the general
                                         partner of Barington Companies Equity
                                         Partners, L.P., a small capitalization,
                                         value fund which seeks to be actively
                                         involved with its portfolio companies
                                         in order to enhance shareholder value.
                                         Mr. Mitarotonda is also President,
                                         Chief Executive Officer and a director
                                         of MM Companies, Inc. (OTCBB:MMCO). In
                                         addition, he serves on the board of
                                         directors Liquid Audio, Inc.
                                         (NASDAQ:LQID). In May 1988, Mr.
                                         Mitarotonda co-founded Commonwealth
                                         Associates, an investment banking,
                                         brokerage and securities trading firm.
                                         Mr. Mitarotonda served as Chairman of
                                         the Board and Co-Chief Executive
                                         Officer of JMJ Management Company Inc.,
                                         the general partner of Commonwealth.
                                         From December 1984 to May 1988, Mr.
                                         Mitarotonda was employed by D.H. Blair
                                         & Co., Inc., an investment bank,
                                         brokerage and securities trading firm,
                                         as Senior Vice President/Investments.
                                         From July 1981 to November 1984, Mr.
                                         Mitarotonda was employed by Citibank,
                                         N.A. in an executive capacity having
                                         management responsibility for two of
                                         Citibank's business banking branches.
                                         During his tenure at Citibank, Mr.
                                         Mitarotonda became Regional Director of
                                         Citibank's Home Equity Financing and
                                         Credit Services. Mr. Mitarotonda is a
                                         member of the Alumni Advisory Council
                                         of New York University's Stern School
                                         of Business and a member of the Gotham
                                         Chapter of the Young President's
                                         Organization, where he was formerly a
                                         member of the Executive Committee and
                                         Co-Chairman of Membership. He graduated
                                         from Queens College with a BA honors
                                         degree in economics and with an MBA
                                         from New York University's Graduate
                                         School of Business Administration (now
                                         known as the Stern School of Business).

Joseph R. Wright, Jr., 64                Mr. Wright is President and Chief
c/o PanAmSat Corporation                 Executive Officer of PanAmSat
20 Westport Road                         Corporation (NASDAQ:SPOT), one of the
Wilton, Connecticut 06897                largest providers
                                         of global video, voice and data
                                         broadcasting services via satellite,
                                         operating a worldwide network of 22
                                         in-orbit spacecraft reaching 98% of the
                                         world's population. Prior to assuming
                                         this position in 2001, he was Vice
                                         Chairman of Terremark Worldwide, Inc.
                                         (AMEX:TWW), an operator of Network
                                         Access Point (NAPs) telecommunications
                                         data centers in the U.S., Europe and
                                         Latin America. Mr. Wright was also
                                         Chairman of GRC International, Inc., a
                                         public company providing advanced IT,
                                         Internet and software systems
                                         technologies to government/commercial
                                         customers. After a turn-around, the
                                         company was sold to AT&T. Mr. Wright
                                         was also Co-Chairman of Baker & Taylor,
                                         a Carlyle majority-owed
                                         book/video/software distribution
                                         company. From 1989 to 1994, Mr. Wright
                                         was Vice Chairman, EVP and a director
                                         of W. R. Grace & Co., Chairman of Grace
                                         Energy Company and President of Grace
                                         Environmental Company. From 1982 to
                                         1989, he served as Deputy Director then
                                         Director of the Federal Office of
                                         Management and Budget (OMB) and was a
                                         member of President Reagan's Cabinet.
                                         Prior to 1982, Mr. Wright served as
                                         Deputy Secretary of the United States
                                         Department of Commerce, held the
                                         position of President of two Citibank
                                         subsidiaries, was a partner of Booz
                                         Allen and Hamilton and held various
                                         management and economic positions in
                                         the United States Departments of
                                         Commerce and Agriculture. Mr. Wright
                                         currently serves on the board of
                                         directors/advisers of AT&T Government
                                         Solutions, Titan Corp., Promix Corp.,
                                         Terremark Worldwide, Baker & Taylor,
                                         Verso Technologies, Inc., the Federal
                                         Government's NRIC (FCC) and PMAC (OMB),
                                         and the President's Postal Service
                                         Commission.

      The number of shares of the Company's common stock beneficially owned and percentage beneficial ownership of each of the Barington Companies group nominees as of the date of this Proxy Statement are as follows:

Barington Companies            Number of Shares              Percentage
group Nominee                  Beneficially Owned (1)(2)     Ownership (3)
-------------------------      -------------------------     -------------
Thomas E. Constance                       0                        0%
William J. Fox                            0                        0%
Seymour Holtzman                      234,042(4)                  1.0%
Michael A. McManus, Jr.                   0                        0%
James A. Mitarotonda                  236,355(5)                  1.0%
Joseph R. Wright                          0                        0%
                                 -------------------            ------
Total                                 470,397(6)                  2.1%

   --------------------

   (1) Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to stock options and warrants currently exercisable or exercisable within 60 days are deemed outstanding for purposes of computing the percentage ownership of any group of which the holder is a member, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

   (2) Under the rules of the SEC, the Barington Companies group nominees may be deemed to be members of a group and, as a result, each Barington Companies group nominee may be deemed to beneficially own shares of common stock beneficially owned by each of the other Barington Companies group nominees. Each of the Barington Companies group nominees disclaims beneficial ownership of the shares of common stock beneficially owned by any of the other Barington Companies group nominees.

   (3) Calculated based on 22,805,071 shares of common stock outstanding as of February 15, 2003 as reported in the Company's proxy statement filed with the SEC on February 27, 2003.

   (4) Consists of 234,042 shares of common stock owned by Jewelcor Management, Inc. Mr. Holtzman is the Chairman and Chief Executive Officer of Jewelcor Management, Inc. and has shared voting and dispositive power with respect to the 234,042 shares of common stock owned by Jewelcor Management, Inc.

   (5) Consists of 236,355 shares of common stock owned by Barington Companies Equity Partners, L.P. Mr. Mitarotonda is the Managing Member of the general partner of Barington Companies Equity Partners, L.P. and has sole voting power with respect to the 236,355 shares of common stock owned by Barington Companies Equity Partners, L.P..

   (6) Consists of 236,355 shares owned by Barington Companies Equity Partners, L.P. and 234,042 shares of common stock owned by Jewelcor Management Inc.

      To the best knowledge of the Barington Companies group, none of the Barington Companies group nominees is employed by the Company. All of the Barington Companies group nominees are citizens of the United States.

      Except as set forth in this Proxy Statement or in the Annexes hereto, to the best knowledge of the Barington Companies group, none of the Barington Companies group, any of the persons participating in this Proxy Solicitation on behalf of the Barington Companies group, the Barington Companies group nominees and, with respect to items (i), (vii) and (viii) of this paragraph, any associate (within the meaning of Rule 14a-1 of the Securities Exchange Act of 1934) of the foregoing persons (i) owns beneficially, directly or indirectly, any securities of the Company, (ii) owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company, (iii) owns any securities of the Company of record but not beneficially, (iv) has purchased or sold any securities of the Company within the past two years, (v) has incurred indebtedness for the purpose of acquiring or holding securities of the Company,
(vi) is or has within the past year been a party to any contract, arrangement or understanding with respect to any securities of the Company, (vii) since the beginning of the Company's last fiscal year has been indebted to the Company or any of its subsidiaries in excess of $60,000 or (viii) has any arrangement or understanding with respect to future employment by the Company or with respect to any future transactions to which the Company or any of its affiliates will or may be a party. In addition, except as set forth in this Proxy Statement or in the Annexes hereto, to the best knowledge of the Barington Companies group, none of the Barington Companies group, any of the persons participating in this Proxy Solicitation on behalf of the Barington Companies group, the Barington Companies group nominees and any associates of the foregoing persons, has had or is to have a direct or indirect material interest in any transaction or proposed transaction with the Company in which the amount involved exceeds $60,000, since the beginning of the Company's last fiscal year.

      Except as set forth in this Proxy Statement or in the Annexes hereto, to the best knowledge of the Barington Companies group, none of the Barington Companies group nominees, since the beginning of the Company's last fiscal year, has been affiliated with (i) any entity that made or received, or during the Company's current fiscal year proposes to make or receive, payments to or from the Company or its subsidiaries for property or services in excess of five percent of either the Company's or such entity's consolidated gross revenues for its last full fiscal year, or (ii) any entity to which the Company or its subsidiaries were indebted at the end of the Company's last full fiscal year in an aggregate amount exceeding five percent of the Company's total consolidated assets at the end of such year. None of the Barington Companies group nominees is or during the Company's last fiscal year has been affiliated with any law or investment banking firm that has performed or proposes to perform services for the Company.

      To the best knowledge of the Barington Companies group, none of the corporations or organizations in which the Barington Companies group nominees have conducted their principal occupation or employment was a parent, subsidiary or other affiliate of the Company, and the Barington Companies group nominees do not hold any position or office with the Company or have any family relationship with any executive officer or director of the Company or have been involved in any proceedings, legal or otherwise, of the type required to be disclosed by the rules governing this solicitation.

      The Barington Companies group has agreed to indemnify each of the Barington Companies group nominees against certain liabilities, including liabilities under the federal securities laws, in connection with this Proxy Solicitation and such person's involvement in the operation of the Company and to reimburse such Barington Companies group nominee for his out-of-pocket expenses.

                                    AUDITORS

      According to information contained in the Company's proxy statement, the audit committee of the Company's board of directors has appointed KPMG LLP as the independent accountants to audit the Company's financial statements for the fiscal year ending September 30, 2003. The Company has stated in its proxy statement that representatives of KPMG LLP are expected to be available at the 2003 annual meeting and will have an opportunity to make a statement if such representatives so desire and are expected to be available to respond to appropriate questions.

      The Barington Companies group recommends that you vote for the ratification of the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending September 30, 2003. See Proposal No. 4 under "The Proposals."

                             SOLICITATION OF PROXIES

      The Barington Companies group has retained D.F. King to act as an advisor in connection with this Proxy Solicitation. In connection with its retention by the Barington Companies group, D.F. King has agreed to provide consulting and analytic services and solicitation services with respect to banks, brokers, institutional investors and individual stockholders. The Barington Companies group has agreed to pay D.F. King a fee for its services estimated to be not more than $_________ and to reimburse D.F. King for its reasonable out-of-pocket expenses. The Barington Companies group has also agreed to indemnify D.F. King against certain liabilities and expenses in connection with this Proxy Solicitation, including liabilities under the federal securities laws. Approximately ___ employees of D.F. King will engage in the solicitation. Proxies may be solicited by mail, advertisement, telephone, facsimile or in person. Solicitations may be made by persons employed by or affiliated with the members of the Barington Companies group. However, no person will receive additional compensation for such solicitation other than D.F. King.

      Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward the proxy materials to the beneficial owners of shares of common stock for which they hold of record and the Barington Companies group will reimburse them for their reasonable out-of-pocket expenses.

      The expenses related directly to this proxy solicitation are expected to aggregate approximately [$______________ ] and will be borne by the Barington Companies group. These expenses include fees and expenses for attorneys, proxy solicitors, printing, postage, filing expenses and other costs incidental to the solicitation. Of this estimated amount, approximately

[$_____________ ] has been spent to date. The actual costs and expenses could be materially different than the estimated amounts and, in particular, could be substantially higher if for any reason litigation is instituted in connection with the matters related to this Proxy Statement.

      The purpose of the proposals in this Proxy Statement is to advance the interests of all the Company's stockholders. Therefore, the Barington Companies group believes that its expenses related to this Proxy Solicitation should be borne by the Company and it intends to seek reimbursement of such expenses from the Company whether or not this Proxy Solicitation is successful. The question of reimbursement of the expenses of the Barington Companies group by the Company will not be submitted to a stockholder vote.

      If you have any questions about this proxy solicitation or voting your shares or require assistance, please contact:

                              D.F. King & Co., Inc.
                           48 Wall Street, 22nd Floor
                            New York, New York 10005
                            Toll Free: (888) 869-7406
                 Banks and Brokers call collect: (212) 269-5550

                                  OTHER MATTERS

      This proxy solicitation is being made by the Barington Companies group and not on behalf of the board of directors or management of the Company. The Barington Companies group is not aware of any other matters to be brought before the Company's 2003 annual meeting, except as set forth herein. Should other matters be brought before the 2003 annual meeting, by having signed and returned the enclosed WHITE proxy card, you will have authorized the persons named as proxies in the enclosed WHITE proxy card to vote on all such matters in their discretion.

      The Company's proxy statement relating to the 2003 annual meeting contains information regarding (1) the 1999 Equity Incentive Plan and the 1999 Employee Stock Purchase Plan; (2) securities ownership of certain beneficial owners and management of the Company; (3) the committees of the board of directors; (4) the meetings of the board of directors and all committees thereof; (5) the business background and employment biographies of the Company's nominees for election to the board of directors; (6) the compensation and remuneration paid and payable to the Company's directors and management; and (7) the Company's stock price performance in relation to an assumed group of "peers" or market-based indices. The Company's stockholders are referred to the Company's definitive proxy statement in connection with the 2003 annual meeting for this information.

                  STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

      The Company's proxy statement with respect to the 2003 annual meeting indicates that proposals of the Company's stockholders intended to be presented at the Company's 2004 annual meeting must be received by the Company no later than 120 calendar days before the one year anniversary of the date of the Company's definitive proxy statement for 2003 in order for them to be considered for inclusion in the Company's proxy statement and when proposals of the

Company's stockholders must be received in order to be timely under the proxy rules and the advance notice provisions in the Company's By-Laws. The Company's stockholders are hereby referred to the Company's proxy statement in connection with the 2003 annual meeting for such information.

                        INFORMATION REGARDING THE COMPANY

      The information concerning the Company contained in this Proxy Statement has been taken from or is based upon documents and records on file with the SEC and other publicly available information. The Barington Companies group has no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement in reliance upon publicly available information are inaccurate or incomplete. The Barington Companies group, however, has not been given access to the books and records of the Company, was not involved in the preparation of such information and statements, and is not in a position to verify, or make any representation with respect to the accuracy or completeness of, any such information or statements.

                                VOTING PROCEDURES

Who is entitled to vote?

      If the Company's stock records show that you are a stockholder as of the close of business on the record date for the 2003 annual meeting, you are entitled to vote the shares of common stock that you held on such date. Even if you sell your shares after the record date for the 2003 annual meeting, you will retain the right to execute a proxy in connection with the 2003 annual meeting. Each outstanding share of common stock entitles its holder to cast one vote for each matter to be voted upon.

Can I attend the meeting?

      All stockholders of record of the Company's common stock at the close of business on February 27, 2003, the record date for the 2003 annual meeting, or their designated proxies, are authorized to attend the 2003 annual meeting. If your shares are held of record by a bank, broker or other nominee, you will need to obtain a "legal proxy" form from your bank or broker if you wish to vote at the 2003 annual meeting.

What constitutes a quorum? How will abstentions and broker non-votes be counted?

      The holders of a majority of the Company's common stock outstanding and entitled to vote, present in person or represented by proxy, will constitute a quorum at the 2003 annual meeting. Votes cast in person or by proxy at the 2003 annual meeting will be tabulated by the inspector of elections appointed for the 2003 annual meeting to determine whether or not a quorum is present. The inspector of elections will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but abstentions will neither be counted as votes for, nor the withholding of authority for, the election of directors, but will have the effect of a vote against all other matters submitted to a vote of stockholders.

      Shares held by nominees for beneficial owners will be counted for purposes of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented at the 2003 annual meeting, even if the nominee may not exercise discretionary voting power with respect to other matters and voting instructions have not been received from the beneficial owner (a "broker non-vote"). Broker non-votes will not be counted as votes for, nor the withholding of authority for, the election of our nominees (Proposal No. 1), but will have the effect of a vote against all other matters submitted to a vote of stockholders.

How do I vote?

      Voting by proxy for holders of shares registered in the name of a brokerage firm or bank. If your shares are held by a broker, bank or other nominee (i.e., in "street name"), only your bank or broker can give a proxy with respect to your shares. You should receive a proxy card from your bank or broker which you must return in the envelope provided in order to have your shares voted. If you have not received a proxy card from your bank or broker, you may contact it directly to provide it with instructions on how you wish to vote. If you need assistance in dealing with your bank or broker, please contact D.F. King at (888) 869-7406 or collect at (212) 269-5550.

      Voting by proxy for holders of shares registered directly in the name of the stockholder. If you hold your shares in your own name as a holder of record, you may vote your shares by marking, signing, dating and mailing the WHITE proxy card in the postage-paid envelope that has been provided to you by the Barington Companies group. To vote your shares in accordance with your instructions at the 2003 annual meeting, we must receive your proxy as soon as possible but, in any event, prior to the 2003 annual meeting.

      Vote in person. If you are a registered stockholder and attend the 2003 annual meeting you may deliver your completed WHITE proxy card in person. "Street name" stockholders who wish to vote at the 2003 annual meeting will need to obtain a "legal proxy" form from the broker, bank or other nominee that holds their shares of record and must bring that document to the meeting in order to vote in person at the 2003 annual meeting. If you need assistance, please contact D.F. King at (888) 869-7406 or collect at (212) 269-5550.

What should I do if I receive a proxy card which is not WHITE?

      If you submit a proxy to us by signing and returning the enclosed WHITE proxy card, do NOT sign or return the proxy card or follow any voting instructions provided by the Company's board of directors unless you intend to change your vote, because only your latest-dated proxy will be counted.

Can I revoke my proxy instructions?

      You may revoke your proxy at any time before it has been exercised by:

          o submitting a written revocation with the Corporate Secretary of the Company or D.F. King;

          o submitting a duly executed proxy bearing a later date with the Corporate Secretary of the Company or D.F. King; or

          o appearing in person and voting by ballot at the 2003 annual meeting as described above under "How do I vote? -- Vote in Person."

      Any stockholder of record as of the record date of the 2003 annual meeting attending the 2003 annual meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the 2003 annual meeting will NOT constitute revocation of a previously given proxy.

      If you choose to revoke a proxy by giving written notice or a later-dated proxy to the Corporate Secretary of the Company, we would appreciate if you would assist us in representing the interests of stockholders on an informed basis by sending us a copy of your revocation or proxy or by calling D.F. King, at (888) 869-7406 or collect at (212) 269-5550. Remember, your latest-dated proxy is the only one that counts.

Will other matters be voted on at the annual meeting?

      We are not now aware of any matters to be presented at the 2003 annual meeting other than the election of directors, the ratification of the appointment of the Company's independent auditors and the amendments to the 1999 Equity Incentive Plan and the 1999 Employee Stock Purchase Plan. If any other matters not described in the proxy statement are properly presented at the 2003 annual meeting, including matters incidental to the conduct of the 2003 annual meeting, proxies will be voted in accordance with the best judgment of the proxy holders.

If I plan to attend the annual meeting, should I still submit a proxy?

      Whether you plan to attend the 2003 annual meeting or not, we urge you to submit a proxy. Returning the enclosed WHITE proxy card will not affect your right to attend the 2003 annual meeting.

How will my shares be voted?

      If you give a proxy on the accompanying WHITE proxy card, your shares will be voted as you direct. If you submit a proxy to us without instructions, our representatives will vote your shares in favor of each of the proposals. Submitting a WHITE proxy card will entitle our representatives to vote your shares in accordance with their discretion on matters not described in this Proxy Statement that may arise at the 2003 annual meeting, including matters incident to the conduct of the 2003 annual meeting. Unless a proxy specifies otherwise, it will be presumed to relate to all shares held of record on the record date for the 2003 annual meeting by the person who submitted it.

      How can I receive more information?

      If you have any questions about giving your proxy or about our solicitation, or if you require assistance, please call D.F. King at (888) 869-7406 or collect at (212) 269-5550.

                     --------------------------------------

Your vote is important. No matter how many or how few shares you own, please vote to elect the Barington Companies group nominees by marking, signing, dating and mailing the enclosed WHITE proxy card promptly.



                                                 THE BARINGTON COMPANIES GROUP
                                                  ______________________, 2003


                                                                      SCHEDULE I


               Directors and Officers of Jewelcor Management, Inc.

Name and Position               Principal Occupation        Principal Business Address
-----------------               --------------------        --------------------------

Seymour Holtzman,               Chairman, Chief Executive   100 North Wilkes Barre Blvd.
Chairman, Chief Executive       Officer, President.         Wilkes Barre, Pennsylvania 18702
Officer, President

Joseph F. Litchman, Director,   Vice President/Treasurer    100 North Wilkes Barre Blvd.
Vice President/Treasurer                                    Wilkes Barre, Pennsylvania 18702

Maria Sciandra, Corporate       Corporate Secretary         100 North Wilkes Barre Blvd.
Secretary, Director                                         Wilkes Barre, Pennsylvania 18702


                                                                     SCHEDULE II

             Directors and Officers of RCG Ambrose Master Fund, Ltd.

Name and Position               Principal Occupation        Principal Business Address
-----------------               --------------------        --------------------------

CFS Company, Ltd.,              Nominee company             P.O. Box 31106 SMB
Director                                                    Grand Cayman, Cayman Islands

Marran H. Ogilvie,              General Counsel of Ramius   666 Third Avenue
Director                        Capital Group, LLC          26th Floor
                                                            New York, New York 10017

Andrew M. Strober,              Chief Financial Officer     666 Third Avenue
Director                        of Ramius Capital Group,    26th Floor
                                LLC                         New York, New York 10017

CSS Corporation, Ltd.,          Nominee company             666 Third Avenue
Secretary                                                   26th Floor
                                                            New York, New York 10017

                                                                         ANNEX A

                          TRANSACTIONS IN COMMON STOCK

      The following table sets forth information with respect to all purchases and sales of common stock of the Company by the Barington Companies group during the past two years. Except as set forth below, to the knowledge of the Barington Companies group, no participant in this solicitation or Barington Companies group nominee has purchased or sold securities of the Company within the past two years.


                                                                       Transaction        Number of      Price Per
Name                                                     Date             Type             Shares          Share
----                                                     ----          -----------        ---------      ---------

Barington Companies Equity Partners, L.P.               7/19/02         Purchase            3,100          $7.001*

Barington Companies Equity Partners, L.P.               7/22/02         Purchase              500          $7.016*

Barington Companies Equity Partners, L.P.               7/23/02         Purchase            7,670          $7.011*

Barington Companies Equity Partners, L.P.               7/24/02         Purchase            1,300          $6.905*

Barington Companies Equity Partners, L.P.               7/25/02         Purchase            2,668          $6.748*

Barington Companies Equity Partners, L.P.               7/30/02         Purchase            1,668          $6.774*

Barington Companies Equity Partners, L.P.                8/1/02         Purchase            4,000          $6.834*

Barington Companies Equity Partners, L.P.                8/2/02         Purchase            3,400          $6.750*

Barington Companies Equity Partners, L.P.                8/5/02         Purchase            3,334          $6.570*

Barington Companies Equity Partners, L.P.                8/6/02         Purchase            1,333          $6.380*

Barington Companies Equity Partners, L.P.                8/7/02         Purchase              300          $6.320*

Barington Companies Equity Partners, L.P.                8/7/02         Purchase            3,333          $6.362*



                                       25


Barington Companies Equity Partners, L.P.                8/9/02         Purchase            1,000          $6.450*

Barington Companies Equity Partners, L.P.               8/13/02         Purchase            2,151          $6.210*

Barington Companies Equity Partners, L.P.                9/3/02         Purchase            2,000          $6.867*

Barington Companies Equity Partners, L.P.                9/4/02         Purchase              334          $6.840*

Barington Companies Equity Partners, L.P.                9/5/02         Purchase              334          $6.860*

Barington Companies Equity Partners, L.P.                9/9/02         Purchase            1,700          $6.891*

Barington Companies Equity Partners, L.P.               9/16/02         Purchase           16,666          $6.750*

Barington Companies Equity Partners, L.P.               9/18/02         Purchase           16,668          $6.790*

Barington Companies Equity Partners, L.P.               9/19/02         Purchase            1,334          $6.528*

Barington Companies Equity Partners, L.P.               9/20/02         Purchase            2,533          $6.592*

Barington Companies Equity Partners, L.P.               9/24/02         Purchase            6,934          $6.439*

Barington Companies Equity Partners, L.P.               9/30/02         Purchase              600          $6.460*

Barington Companies Equity Partners, L.P.               9/30/02         Purchase            7,334          $6.508*

Barington Companies Equity Partners, L.P.               10/1/02         Purchase           14,534          $6.436*

Barington Companies Equity Partners, L.P.               10/2/02         Purchase           11,800          $6.362*

Barington Companies Equity Partners, L.P.               10/3/02         Purchase            3,166          $6.279*



                                       26


Barington Companies Equity Partners, L.P.               10/8/02         Purchase            2,000          $6.200*

Barington Companies Equity Partners, L.P.               10/10/02        Purchase              100          $6.200*

Barington Companies Equity Partners, L.P.               10/11/02        Purchase              200          $6.300*

Barington Companies Equity Partners, L.P.               12/9/02         Purchase            1,250          $7.850*

Barington Companies Equity Partners, L.P.               12/23/02        Purchase            1,575         $7.7262*

Barington Companies Equity Partners, L.P.               12/24/02          Sale                500          $7.650*

Barington Companies Equity Partners, L.P.               12/24/02        Purchase           41,050         $7.7187*

Barington Companies Equity Partners, L.P.               12/30/02        Purchase           11,375         $7.7193*

Barington Companies Equity Partners, L.P.               12/31/02        Purchase            1,325          $7.680*

Barington Companies Equity Partners, L.P.                1/2/03         Purchase              775          $7.680*

Barington Companies Equity Partners, L.P.                1/7/03         Purchase              100          $7.750*

Barington Companies Equity Partners, L.P.                1/8/03         Purchase              125          $7.750*

Barington Companies Equity Partners, L.P.               1/10/03         Purchase            1,700          $7.750*

Barington Companies Equity Partners, L.P.               1/13/03         Purchase            1,851         $7.7046*

Barington Companies Equity Partners, L.P.               1/14/03         Purchase            2,025          $7.684*

Barington Companies Equity Partners, L.P.               1/17/03         Purchase            1,250          $7.760*



                                       27


Barington Companies Equity Partners, L.P.               1/22/03         Purchase              329          $7.900*

Barington Companies Equity Partners, L.P.               1/29/03         Purchase           10,275         $8.0174*

Barington Companies Equity Partners, L.P.               1/30/03         Purchase            1,250          $7.997*

Barington Companies Equity Partners, L.P.               1/31/03         Purchase            1,250          $8.000*

Barington Companies Equity Partners, L.P.                2/3/03         Purchase            2,515         $7.9769*

Barington Companies Equity Partners, L.P.                2/4/03         Purchase            7,625         $8.0339*

Barington Companies Equity Partners, L.P.                2/5/03         Purchase            1,469         $8.1822*

Barington Companies Equity Partners, L.P.               2/11/03         Purchase              825         $8.4121*

Barington Companies Equity Partners, L.P.               2/12/03         Purchase              250          $8.400*

Barington Companies Equity Partners, L.P.               2/13/03         Purchase            1,402         $8.3637*

Barington Companies Equity Partners, L.P.               2/19/03         Purchase               95          $8.600*

Barington Companies Equity Partners, L.P.               2/20/03         Purchase            1,650         $8.5797*

Barington Companies Equity Partners, L.P.               2/24/03         Purchase            4,025         $8.6107*

Barington Companies Equity Partners, L.P.               2/26/03         Purchase            9,250         $8.6937*

Barington Companies Equity Partners, L.P.               2/27/03         Purchase            6,250          $8.750*

Jewelcor Management, Inc.                               7/19/02         Purchase            3,000          $7.020*

Jewelcor Management, Inc.                               7/22/02         Purchase              500          $7.016*



                                       28


Jewelcor Management, Inc.                               7/23/02         Purchase            7,665          $7.011*

Jewelcor Management, Inc.                               7/24/02         Purchase            1,300          $6.905*

Jewelcor Management, Inc.                               7/25/02         Purchase            2,666          $6.748*

Jewelcor Management, Inc.                               7/30/02         Purchase            1,666          $6.774*

Jewelcor Management, Inc.                                8/1/02         Purchase            4,000          $6.834*

Jewelcor Management, Inc.                                8/2/02         Purchase            3,400          $6.750*

Jewelcor Management, Inc.                                8/5/02         Purchase            3,333          $6.570*

Jewelcor Management, Inc.                                8/6/02         Purchase            1,333          $6.380*

Jewelcor Management, Inc.                                8/7/02         Purchase            3,334          $6.362*

Jewelcor Management, Inc.                               8/13/02         Purchase            2,150          $6.210*

Jewelcor Management, Inc.                                9/3/02         Purchase            2,000          $6.867*

Jewelcor Management, Inc.                                9/4/02         Purchase              333          $6.840*

Jewelcor Management, Inc.                                9/5/02         Purchase              333          $6.860*

Jewelcor Management, Inc.                                9/9/02         Purchase            1,700          $6.891*

Jewelcor Management, Inc.                               9/16/02         Purchase           16,667          $6.750*

Jewelcor Management, Inc.                               9/18/02         Purchase           16,666          $6.790*

Jewelcor Management, Inc.                               9/19/02         Purchase            1,333          $6.528*

Jewelcor Management, Inc.                               9/20/02         Purchase            2,533          $6.592*

Jewelcor Management, Inc.                               9/24/02         Purchase            6,933          $6.439*

Jewelcor Management, Inc.                               9/30/02         Purchase            7,333          $6.508*

Jewelcor Management, Inc.                               10/1/02         Purchase           14,533          $6.436*

Jewelcor Management, Inc.                               10/2/02         Purchase           11,800          $6.362*

Jewelcor Management, Inc.                               10/3/02         Purchase            3,167          $6.279*

Jewelcor Management, Inc.                               10/8/02         Purchase            2,000          $6.200*

Jewelcor Management, Inc.                               12/9/02         Purchase            1,250          $7.850*



                                       29


Jewelcor Management, Inc.                               12/23/02        Purchase            1,575         $7.7262*

Jewelcor Management, Inc.                               12/24/02          Sale                500          $7.650*

Jewelcor Management, Inc.                               12/24/02        Purchase           41,050         $7.7187*

Jewelcor Management, Inc.                               12/30/02        Purchase           11,375         $7.7193*

Jewelcor Management, Inc.                               12/31/02        Purchase            1,325          $7.680*

Jewelcor Management, Inc.                                1/2/03         Purchase              775          $7.680*

Jewelcor Management, Inc.                                1/7/03         Purchase              100          $7.750*

Jewelcor Management, Inc.                                1/8/03         Purchase              125          $7.750*

Jewelcor Management, Inc.                               1/10/03         Purchase            1,700          $7.750*

Jewelcor Management, Inc.                               1/13/03         Purchase            1,852         $7.7046*

Jewelcor Management, Inc.                               1/14/03         Purchase            2,025          $7.684*

Jewelcor Management, Inc.                               1/17/03         Purchase            1,250          $7.760*

Jewelcor Management, Inc.                               1/22/03         Purchase              329          $7.900*

Jewelcor Management, Inc.                               1/29/03         Purchase           10,275         $8.0174*

Jewelcor Management, Inc.                               1/30/03         Purchase            1,250          $7.997*

Jewelcor Management, Inc.                               1/31/03         Purchase            1,250          $8.000*

Jewelcor Management, Inc.                                2/3/03         Purchase            2,516         $7.9769*

Jewelcor Management, Inc.                                2/4/03         Purchase            7,625         $8.0339*

Jewelcor Management, Inc.                                2/5/03         Purchase            1,470         $8.1822*

Jewelcor Management, Inc.                               2/11/03         Purchase              825         $8.4121*

Jewelcor Management, Inc.                               2/12/03         Purchase              250          $8.400*

Jewelcor Management, Inc.                               2/13/03         Purchase            1,402         $8.3637*

Jewelcor Management, Inc.                               2/19/03         Purchase               95          $8.600*

Jewelcor Management, Inc.                               2/20/03         Purchase            1,650         $8.5797*

Jewelcor Management, Inc.                               2/24/03         Purchase            4,025         $8.6107*



                                       30


Jewelcor Management, Inc.                               2/26/03         Purchase            9,250         $8.6937*

Jewelcor Management, Inc.                               2/27/03         Purchase            6,250          $8.750*

Ramius Securities, LLC                                  7/19/02         Purchase            3,000          $7.007*

Ramius Securities, LLC                                  7/22/02         Purchase              500          $7.016*

Ramius Securities, LLC                                  7/23/02         Purchase            7,665          $7.011*

Ramius Securities, LLC                                  7/24/02         Purchase            1,300          $6.905*

Ramius Securities, LLC                                  7/25/02         Purchase            2,666          $6.748*

Ramius Securities, LLC                                  7/30/02         Purchase            1,666          $6.774*

Ramius Securities, LLC                                   8/1/02         Purchase            4,000          $6.834*

Ramius Securities, LLC                                   8/2/02         Purchase            3,400          $6.750*

Ramius Securities, LLC                                   8/5/02         Purchase            3,333          $6.570*

Ramius Securities, LLC                                   8/6/02         Purchase            1,334          $6.380*

Ramius Securities, LLC                                   8/7/02         Purchase            3,333          $6.362*

Ramius Securities, LLC                                   8/9/02         Purchase            1,000          $6.450*

Ramius Securities, LLC                                  8/13/02         Purchase            2,150          $6.210*

Ramius Securities, LLC                                   9/3/02         Purchase            2,000          $6.867*

Ramius Securities, LLC                                   9/4/02         Purchase              333          $6.840*

Ramius Securities, LLC                                   9/5/02         Purchase              333          $6.860*

Ramius Securities, LLC                                   9/9/02         Purchase            1,700          $6.891*

Ramius Securities, LLC                                  9/16/02         Purchase           16,667          $6.750*

Ramius Securities, LLC                                  9/18/02         Purchase           16,666          $6.790*

Ramius Securities, LLC                                  9/19/02         Purchase            1,333          $6.528*

Ramius Securities, LLC                                  9/20/02         Purchase            2,534          $6.592*

Ramius Securities, LLC                                  9/24/02         Purchase            6,933          $6.439*

Ramius Securities, LLC                                  9/30/02         Purchase            7,333          $6.508*



                                       31


Ramius Securities, LLC                                  10/1/02         Purchase           14,533          $6.436*

Ramius Securities, LLC                                  10/2/02         Purchase           11,800          $6.362*

Ramius Securities, LLC                                  10/3/02         Purchase            3,167          $6.279*

Ramius Securities, LLC                                  10/8/02         Purchase            2,000          $6.200*

Ramius Securities, LLC                                  10/29/02        Purchase            6,500         $7.5931*

Ramius Securities, LLC                                  10/30/02        Purchase            5,700         $7.7405*

Ramius Securities, LLC                                  10/31/02        Purchase            3,500         $7.7844*

Ramius Securities, LLC                                  11/1/02         Purchase            6,100         $7.8372*

Ramius Securities, LLC                                  11/5/02         Purchase            2,116         $7.8755*

Ramius Securities, LLC                                  11/6/02         Purchase            1,083          $7.910*

Ramius Securities, LLC                                  11/8/02         Purchase            5,200         $7.8996*

Ramius Securities, LLC                                  11/13/02        Purchase            5,000          $7.900*

Ramius Securities, LLC                                  11/14/02        Purchase            4,650         $7.7746*

Ramius Securities, LLC                                  11/15/02        Purchase            2,500          $7.810*

Ramius Securities, LLC                                  11/18/02        Purchase              150          $7.750*

Ramius Securities, LLC                                  11/19/02        Purchase            1,500          $7.810*

Ramius Securities, LLC                                  11/20/02        Purchase            2,500          $7.860*

Ramius Securities, LLC                                  11/21/02        Purchase           10,000         $8.1652*

Ramius Securities, LLC                                  11/21/02        Purchase            5,000          $8.210*

Ramius Securities, LLC                                  11/22/02        Purchase           16,200         $8.1304*

Ramius Securities, LLC                                  11/25/02        Purchase           22,300         $8.0336*

Ramius Securities, LLC                                  11/26/02          Sale            150,000          $8.000*

Ramius Securities, LLC                                  12/9/02         Purchase            1,250          $7.850*

Ramius Securities, LLC                                  12/23/02        Purchase            1,575         $7.7262*

Ramius Securities, LLC                                  12/24/02          Sale                500          $7.650*



                                       32


Ramius Securities, LLC                                  12/24/02        Purchase           41,050         $7.7187*

Ramius Securities, LLC                                  12/27/02        Purchase               50          $7.680*

Ramius Securities, LLC                                  12/30/02        Purchase           11,375         $7.7193*

Ramius Securities, LLC                                  12/31/02        Purchase            1,325          $7.680*

Ramius Securities, LLC                                   1/2/03         Purchase              775          $7.680*

Ramius Securities, LLC                                   1/7/03         Purchase              100          $7.750*

Ramius Securities, LLC                                   1/8/03         Purchase              125          $7.750*

Ramius Securities, LLC                                  1/10/03         Purchase            1,700          $7.750*

Ramius Securities, LLC                                  1/13/03         Purchase            1,851         $7.7046*

Ramius Securities, LLC                                  1/14/03         Purchase            2,025          $7.684*

Ramius Securities, LLC                                  1/17/03         Purchase            1,250          $7.760*

Ramius Securities, LLC                                  1/22/03         Purchase              328          $7.900*

Ramius Securities, LLC                                  1/29/03         Purchase           10,275         $8.0174*

Ramius Securities, LLC                                  1/30/03         Purchase            1,250          $7.997*

Ramius Securities, LLC                                  1/31/03         Purchase            1,250          $8.000*

Ramius Securities, LLC                                   2/3/03         Purchase            2,516         $7.9769*

Ramius Securities, LLC                                   2/4/03         Purchase            7,625         $8.0339*

Ramius Securities, LLC                                   2/5/03         Purchase            1,469         $8.1822*

Ramius Securities, LLC                                  2/11/03         Purchase              825         $8.4121*

Ramius Securities, LLC                                  2/12/03         Purchase              250          $8.400*

Ramius Securities, LLC                                  2/13/03         Purchase            1,401         $8.3637*

Ramius Securities, LLC                                  2/19/03         Purchase               94          $8.600*

Ramius Securities, LLC                                  2/20/03         Purchase            1,650         $8.5797*

Ramius Securities, LLC                                  2/24/03         Purchase            4,025         $8.6107*

Ramius Securities, LLC                                  2/26/03         Purchase            9,250         $8.6937*



                                       33


Ramius Securities, LLC                                  2/27/03         Purchase            6,250          $8.750*

RCG Ambrose Master Fund, Ltd.                           10/29/02        Purchase            6,500         $7.5931*

RCG Ambrose Master Fund, Ltd.                           10/30/02        Purchase            5,700         $7.7405*

RCG Ambrose Master Fund, Ltd.                           10/31/02        Purchase            3,500         $7.7844*

RCG Ambrose Master Fund, Ltd.                           11/1/02         Purchase            6,100         $7.8372*

RCG Ambrose Master Fund, Ltd.                           11/5/02         Purchase            2,117         $7.8755*

RCG Ambrose Master Fund, Ltd.                           11/6/02         Purchase            1,083          $7.910*

RCG Ambrose Master Fund, Ltd.                           11/8/02         Purchase            5,200         $7.8996*

RCG Ambrose Master Fund, Ltd.                           11/13/02        Purchase            5,000          $7.900*

RCG Ambrose Master Fund, Ltd.                           11/14/02        Purchase            4,650         $7.7746*

RCG Ambrose Master Fund, Ltd.                           11/15/02        Purchase            2,500          $7.810*

RCG Ambrose Master Fund, Ltd.                           11/18/02        Purchase              150          $7.750*

RCG Ambrose Master Fund, Ltd.                           11/19/02        Purchase            1,500          $7.810*

RCG Ambrose Master Fund, Ltd.                           11/20/02        Purchase            2,500          $7.860*

RCG Ambrose Master Fund, Ltd.                           11/21/02        Purchase           10,000         $8.1652*

RCG Ambrose Master Fund, Ltd.                           11/21/02        Purchase            5,000          $8.210*

RCG Ambrose Master Fund, Ltd.                           11/22/02        Purchase           16,200         $8.1304*

RCG Ambrose Master Fund, Ltd.                           11/25/02        Purchase           22,300         $8.0336*

RCG Ambrose Master Fund, Ltd.                           11/26/02          Sale             50,000          $8.000*

RCG Ambrose Master Fund, Ltd.                           12/9/02         Purchase            1,250          $7.850*

RCG Ambrose Master Fund, Ltd.                           12/23/02        Purchase            1,575         $7.7262*

RCG Ambrose Master Fund, Ltd.                           12/24/02          Sale                500          $7.650*

RCG Ambrose Master Fund, Ltd.                           12/24/02        Purchase           41,050         $7.7187*

RCG Ambrose Master Fund, Ltd.                           12/27/02        Purchase               50          $7.680*

RCG Ambrose Master Fund, Ltd.                           12/30/02        Purchase           11,375         $7.7193*



                                       34


RCG Ambrose Master Fund, Ltd.                           12/31/02        Purchase            1,325          $7.680*

RCG Ambrose Master Fund, Ltd.                            1/2/03         Purchase              775          $7.680*

RCG Ambrose Master Fund, Ltd.                            1/7/03         Purchase              100          $7.750*

RCG Ambrose Master Fund, Ltd.                            1/8/03         Purchase              125          $7.750*

RCG Ambrose Master Fund, Ltd.                           1/10/03         Purchase            1,700          $7.750*

RCG Ambrose Master Fund, Ltd.                           1/13/03         Purchase            1,851         $7.7046*

RCG Ambrose Master Fund, Ltd.                           1/14/03         Purchase            2,025          $7.684*

RCG Ambrose Master Fund, Ltd.                           1/17/03         Purchase            1,250          $7.760*

RCG Ambrose Master Fund, Ltd.                           1/22/03         Purchase              328          $7.900*

RCG Ambrose Master Fund, Ltd.                           1/29/03         Purchase           10,275         $8.0174*

RCG Ambrose Master Fund, Ltd.                           1/30/03         Purchase            1,250          $7.997*

RCG Ambrose Master Fund, Ltd.                           1/31/03         Purchase            1,250          $8.000*

RCG Ambrose Master Fund, Ltd.                            2/3/03         Purchase            2,516         $7.9769*

RCG Ambrose Master Fund, Ltd.                            2/4/03         Purchase            7,625         $8.0339*

RCG Ambrose Master Fund, Ltd.                            2/5/03         Purchase            1,469         $8.1822*

RCG Ambrose Master Fund, Ltd.                           2/11/03         Purchase              825         $8.4121*

RCG Ambrose Master Fund, Ltd.                           2/12/03         Purchase              250          $8.400*

RCG Ambrose Master Fund, Ltd.                           2/13/03         Purchase            1,402         $8.3637*

RCG Ambrose Master Fund, Ltd.                           2/19/03         Purchase               94          $8.600*

RCG Ambrose Master Fund, Ltd.                           2/20/03         Purchase            1,650         $8.5797*

RCG Ambrose Master Fund, Ltd.                           2/24/03         Purchase            4,025         $8.6107*

RCG Ambrose Master Fund, Ltd.                           2/26/03         Purchase            9,250         $8.6937*

RCG Ambrose Master Fund, Ltd.                           2/27/03         Purchase            6,250          $8.750*


*Excludes commissions and execution related costs.

                                                                         ANNEX B

                             OWNERSHIP OF COMMON STOCK

      Each share of common stock is entitled to one vote on each of the proposals and the common stock is the only class of securities of the Company entitled to vote on the proposals. According to the Company's proxy materials filed with the SEC on February 27, 2003, as of February 15, 2003 there were 22,805,071 shares of common stock outstanding.

      The following table sets forth the share ownership of all persons who, to the knowledge of the Barington Companies group, beneficially own more than 5% of the outstanding shares of common stock as of the date of this Proxy Statement. The information with respect to each stockholder is derived from the proxy materials filed by the Company with the SEC on February 27, 2003.

                                 Number of Shares             Percentage
Stockholder                      Beneficially Owned (1)        Ownership
-----------------------------    ---------------------        -------------

Cannell Capital LLC                  1,608,500                     7.1%

FMR Corp.                            2,724,067                    11.9%

Umang Gupta                          2,863,409                    12.6%

----------------------

(1) Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to stock options and warrants currently exercisable or exercisable within 60 days are deemed outstanding for purposes of computing the percentage ownership of the person holding the options and the percentage ownership of any group of which the holder is a member, but are not deemed outstanding for computing the percentage ownership of any other person. Subject to community property laws where applicable, to the knowledge of the Barington Companies group, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

                                                                         ANNEX C

                        FORM OF PROXY SOLICITED ON BEHALF OF
                           THE BARINGTON COMPANIES GROUP


      The undersigned stockholder of Keynote Systems, Inc., a Delaware corporation (the "Company"), on February 27, 2003 (the "record date"), hereby appoints James A. Mitarotonda, with full power of substitution to act as proxy for the undersigned, and to vote all shares of common stock, par value $.001 per share, of the Company, which the undersigned would be entitled to vote if personally present at the 2003 Annual Meeting of Stockholders of the Company to be held on March 25, 2003, and at any and all postponements and adjournments thereof as indicated on this proxy.

      IF YOU SIGN, DATE AND RETURN THIS CARD WITHOUT INDICATING YOUR VOTE ON ONE OR MORE OF THE FOLLOWING PROPOSALS, YOU WILL BE DEEMED TO HAVE VOTED IN FAVOR OF EACH OF THE PROPOSALS. IF YOU VOTE OR ABSTAIN WITH RESPECT TO ONE OR MORE OF THE FOLLOWING PROPOSALS, THIS PROXY CARD WILL REVOKE ANY PREVIOUSLY EXECUTED REVOCATION OF PROXY WITH RESPECT TO SUCH PROPOSALS.

      [X] PLEASE MARK VOTES AS IN THIS EXAMPLE.

      THE BARINGTON COMPANIES GROUP STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF EACH OF THE PROPOSALS.

      Proposal No. 1 -- Election of Thomas E. Constance, William J. Fox, Seymour Holtzman, Michael A. McManus, Jr., James A. Mitarotonda and Joseph R. Wright, Jr. as directors

      FOR [  ]        AGAINST [  ]            ABSTAINS  [  ]

      (Instruction: If you wish to vote for the election of certain of the nominees, but not all of them, check the "FOR" box above and write the name of each such person you do not wish elected in the following space:________________________________________. If no box is marked above with respect to this Proposal, the undersigned will be deemed to vote for such Proposal, except that the undersigned will not be deemed to vote for the election of any candidate whose name is written in the space provided above.)

      Proposal No. 2 -- Approval of Amendments to the 1999 Equity Incentive
Plan


      FOR [  ]        AGAINST [  ]            ABSTAINS  [  ]


      Proposal No. 3 -- Approval of an Amendment to the 1999 Employee Stock Purchase Plan


      FOR [  ]        AGAINST [  ]            ABSTAINS  [  ]

      Proposal No. 4 -- Ratification of Appointment of KPMG LLP as Independent Accountants


      FOR [  ]        AGAINST [  ]            ABSTAINS  [  ]

      And in the discretion of the proxies appointed hereunder, on such other business as may properly come before the meeting.

                                                Dated:

                                                ---------------------------


                                                ---------------------------
                                                Signature:


                                                ---------------------------
                                                Signature (if held jointly):


                                                ---------------------------
                                                Title or Authority

Please sign exactly as name appears hereon. If shares are registered in more than one name, the signature of all such persons should be provided. A corporation should sign in its full corporate name by a duly authorized officer, stating his or her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by an authorized person. The proxy card votes all shares in all capacities.

PLEASE MARK, SIGN AND DATE THIS PROXY BEFORE MAILING THE PROXY IN THE ENCLOSED ENVELOPE.

      If you have any questions or need assistance in voting your shares, please contact D.F. King & Co., Inc. toll-free at 1-888-869-7406 or if you are a bank or broker please call collect at 1-212-269-5550.